EXHIBIT 4.262
SIG EURO HOLDING AG & CO. KGAA, SIG COMBIBLOC SYSTEMS GMBH, SIG
COMBIBLOC HOLDING GMBH, SIG COMBIBLOC GMBH, SIG BEVERAGES
GERMANY GMBH, SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH, SIG
INTERNATIONAL SERVICES GMBH, SIG INFORMATION TECHNOLOGY GMBH,
SIG VIETNAM BETEILIGUNGS GMBH, CLOSURE SYSTEMS INTERNATIONAL
HOLDINGS (GERMANY) GMBH, CLOSURE SYSTEMS INTERNATIONAL
DEUTSCHLAND GMBH, SIG COMBIBLOC GROUP AG
and
SIG TECHNOLOGY AG
as Security Grantors
and
THE BANK OF NEW YORK MELLON
as Collateral Agent

CONFIRMATION AND AMENDMENT AGREEMENT
(Bestätigungs- und Änderungsvertrag)
relating to certain security agreements entered in connection with a
USD 1,155,000,000 and EUR 330,000,000 multi-currency term and revolving credit agreement dated 5 November 2009, a senior secured note indenture in respect of senior secured notes due 2016 in the aggregate principal amount of USD 1,125,000,000 dated 5
November 2009 and a new secured note indenture in respect of secured notes due 2019 in the aggregate principal amount of USD
1,500,000,000 dated 15 October 2010

The taking of this document or any certified copy of it or any document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to any Credit Document (as defined in Clause 1 of this document) in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to any Credit Document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to any Credit Document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to any Credit Document to an Austrian addressee.

This CONFIRMATION AND AMENDMENT AGREEMENT (the “Agreement”) is made on 16 November 2010
BETWEEN:
(1)	SIG EURO HOLDING AG & CO. KGAA, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 5754;

(2)	SIG COMBIBLOC SYSTEMS GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 3935;

(3)	SIG COMBIBLOC HOLDING GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 5751;

(4)	SIG COMBIBLOC GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 5182;

(5)	SIG BEVERAGES GERMANY GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Freiburg i. Br. under HRB 702482;

(6)	SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Aachen under HRB 3814;

(7)	SIG INTERNATIONAL SERVICES GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 3925;

(8)	SIG INFORMATION TECHNOLOGY GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 4050;

(9)	SIG VIETNAM BETEILIGUNGS GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Freiburg i.Br. under HRB 621587;

(10)	CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Mainz under HRB 41388;

(11)	CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Mainz under HRB 10054;

(12)	SIG COMBIBLOC GROUP AG, registered in the Commercial Register of the Canton of Schaffhausen with the federal register number CH-290.3.004.149-2 (which, by operation of

Swiss law, took over all assets and liabilities of SIG Finanz AG due to the merger between SIG Combibloc Group AG and SIG Finanz AG, such merger being effective as of June 15, 2010);

(13)	SIG TECHNOLOGY AG, registered in the Commercial Register of the Canton of Schaffhausen with the federal register number CH-160.3.002.649-1; and

(14)	THE BANK OF NEW YORK MELLON, having its business address at 1 Wall Street, New York, N.Y. 10286, The United States of America in its capacity as collateral agent for the Secured Parties (as defined below) under the First Lien Intercreditor Agreement (as defined below) (the “Collateral Agent”),
(the companies named in (1) to (13) are hereinafter referred to as the “Security Grantors” and each of them a “Security Grantor”)
WHEREAS:
(A)	Pursuant to a USD 1,155,000,000 and EUR 330,000,000 multi-currency term and revolving credit agreement dated 5 November 2009 (as amended by the Amendment No.1 and Joinder Agreement and by the Amendment No. 2 and Incremental Assumption Agreement) between, inter alia, the parties listed in Part 1 of Schedule 1 hereto as current borrowers (the “Current Borrowers”), the parties listed in Part 2 of Schedule 1 hereto as current guarantors (the “Current Guarantors”), Credit Suisse AG, Cayman Islands branch (formerly Credit Suisse, Cayman Islands branch) as administrative agent and others (the “Original Credit Agreement”), certain lenders (together the “Original Lenders”) have granted certain facilities to the Current Borrowers and certain other entities which may accede to the Original Credit Agreement as additional borrowers.

(B)	Pursuant to a senior secured note indenture dated 5 November 2009 between, inter alia, Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., and Reynolds Group Issuer (Luxembourg) S.A as issuers (the “Issuers”), certain affiliates of the Issuers listed in Part 3 of Schedule 1 as current senior secured note guarantors (the “Current Senior Secured Note Guarantors”) and The Bank of New York Mellon, as indenture trustee, principal paying agent, transfer agent, collateral agent and registrar, (as amended, varied, novated, supplemented, superseded or extended from time to time, the “Senior Secured Note Indenture”), the Issuers have issued senior secured notes due 2016 in the aggregate principal amount of USD 1,125,000,000 (the “US Secured Notes”) and senior secured notes due 2016 in the aggregate principal amount of EUR 450,000,000 (the “Euro Secured Notes” and together with the US Secured Notes the “Senior Secured Notes”) to certain noteholders.

(C)	Pursuant to the Original Credit Agreement and the Senior Secured Note Indenture the Security Grantors have entered into the Security Agreements (as defined below).

(D)	Pursuant to an amendment No. 3 and incremental term loan assumption agreement relating to the Original Credit Agreement dated 30 September 2010 between, inter alia, the Current Borrowers, the Current Guarantors, Credit Suisse AG, Cayman Islands branch (formerly Credit Suisse, Cayman Islands branch) as administrative agent and others (the “Amendment No. 3 and Incremental Assumption Agreement”) the Original Credit Agreement has been amended (the “Amended Credit Agreement”) to, inter alia, increase the incremental term facilities from an amount of USD 1,550,000,000 to an amount of USD 2,770,000,000 (the “Amendments”).

(E)	Pursuant to a secured note indenture dated 15 October 2010 between, inter alia, RGHL Issuer I LLC, RGHL Issuer I Inc., and RGHL Issuer (Luxembourg) I S.A. as escrow issuers, The Bank of New York Mellon as indenture trustee, The Bank of New York Mellon, London Branch as principal paying agent, The Bank of New York Mellon as collateral agent and Wilmington Trust (London) Limited as collateral agent (as amended, varied, novated, supplemented, superseded or extended from time to time, the “New Secured Note Indenture”), the Escrow Issuers have issued secured notes due 2019 in the aggregate principal amount of USD 1,500,000,000 in escrow. In connection with the release from escrow of the proceeds of the New Secured Notes the Escrow Issuers are merging with and into, or otherwise transferring all of their assets and liabilities to, the Issuers, with each of the Issuers surviving the applicable mergers or other transfers and assuming by operation of law the obligations of the applicable Escrow Issuers with respect to the New Secured Note Indenture and the New Secured Notes. At this time certain affiliates of the Issuers listed in Schedule 1Part IV as new secured note guarantors will accede to the New Secured Note Indenture.

(F)	It has been agreed in the Security Agreements (as defined below) that any reference in such Security Agreement (as defined below) to the “Credit Agreement” is a reference to the Original Credit Agreement as amended, varied, novated, supplemented, superseded or extended from time to time, including pursuant to the Amendment No. 3 and Incremental Assumption Agreement. The Security Grantors have agreed to enter into this Agreement and to confirm as a matter of utmost precaution (höchst vorsorglich) the security created pursuant to the Security Agreements (as defined below) in order to ensure that the Security Agreements continue to secure the Obligations (as defined in the Security Agreements) and extend to all Obligations (as defined in the Amended Security Agreements) of the Grantors (as defined in the Amended Security Agreements) under or in connection with the Amendment No. 3 and Incremental Assumption Agreement and the Amended Credit Agreement.

NOW IT IS HEREBY AGREED as follows:
1.	DEFINITIONS AND LANGUAGE

1.1	Definitions

In this Agreement:

“Amended Security Agreements” means the Security Agreements as amended by this Agreement.

“Global Assignment Agreements” means the following global assignment agreements:
(a)	global assignment agreement dated 5 November 2009 and entered into between SIG Euro Holding AG & Co. KGaA as assignor and The Bank of New York Mellon as Collateral Agent

(b)	global assignment agreement dated 5 November 2009 and entered into between SIG Combibloc Holding GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

(c)	the global assignment agreement dated 5 November 2009 and entered into between SIG Combibloc Systems GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

(d)	the global assignment agreement dated 5 November 2009 and entered into between SIG Beverages Germany GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

(e)	the global assignment agreement dated 5 November 2009 and entered into between SIG Combibloc GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

(f)	the global assignment agreement dated 5 November 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

(g)	the global assignment agreement dated 5 November 2009 and entered into between SIG Vietnam Beteiligungs GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

(h)	the global assignment agreement dated 5 November 2009 and entered into between SIG International Services GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

(i)	the global assignment agreement dated 5 November 2009 and entered into between SIG Information Technology GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

(j)	the global assignment agreement dated 5 November 2009 and entered into between Closure Systems International Holdings (Germany) GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

(k)	the global assignment agreement dated 5 November 2009 and entered into between Closure Systems International Deutschland GmbH as assignor and the Collateral Agent;

(l)	the global assignment agreement dated 5 November 2009 and entered into between Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as assignor and The Bank of New York Mellon as Collateral Agent;
(each as confirmed and amended pursuant to an amendment and confirmation agreement dated 4 May 2010) and “Global Assignment Agreement” means any of them.

“IP Assignment Agreements” means the following IP assignment agreements:
(a)	the IP assignment agreement dated 5 November 2009 and entered into between SIG Combibloc Systems GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

(b)	the IP assignment agreement dated 5 November 2009 and entered into between SIG Combibloc GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

(c)	the IP assignment agreement under German law dated 2 December 2009 and entered into between SIG Finanz AG (now assumed by SIG Combibloc Group AG due to the merger with SIG Finanz AG effective June 15, 2010) as assignor and The Bank of New York Mellon as Collateral Agent;

(d)	the IP assignment agreement under German law dated 2 December 2009 and entered into between SIG Technology AG as assignor and The Bank of New York Mellon as

Collateral Agent (the IP assignment agreements in (c) and (d) are together referred to as the “Swiss IP Assignment Agreements”);
(each as confirmed and amended pursuant to an amendment and confirmation agreement dated 4 May 2010) and “IP Assignment Agreement” means any of them.

“Security Agreements” means the Global Assignment Agreements, the Security Transfer Agreements, the IP Assignment Agreements and the Security Purpose Agreement and each an “Security Agreement”.

“Security Transfer Agreements” means the following security transfer agreements:
(a)	security transfer agreement dated 5 November 2009 and entered into between SIG Combibloc Systems GmbH as transferor and The Bank of New York Mellon as Collateral Agent;

(b)	the security transfer agreement dated 5 November 2009 and entered into between SIG Combibloc GmbH as transferor and The Bank of New York Mellon as Collateral Agent;

(c)	the security transfer agreement dated 5 November 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as transferor and The Bank of New York Mellon as Collateral Agent;

(d)	the security transfer agreement dated 5 November 2009 and entered into between Closure Systems International Deutschland GmbH as transferor and The Bank of New York Mellon as Collateral Agent;
(each as confirmed and amended pursuant to an amendment and confirmation agreement dated 4 May 2010) and “Security Transfer Agreement” means any of them.

“Security Purpose Agreement” means the security purpose agreement dated 5 November 2009 (as confirmed and amended pursuant to an amendment and confirmation agreement dated 4 May 2010) and entered into between SIG Combibloc GmbH and Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as chargors and the The Bank of New York Mellon as Collateral Agent relating to certain land charges.

“Swiss Grantor Security Agreement” means the Swiss IP Assignment Agreements.

1.2	Construction

1.2.1	Any reference in this Agreement to a “Clause”, a “sub-Clause” or a “Schedule” shall, subject to any contrary indication, be construed as a reference to a Clause, a sub-Clause or a Schedule in this Agreement.

1.3	This Agreement is made in the English language. For the avoidance of doubt, the English language version of this Agreement shall prevail over any translation of this Agreement. However, where a German translation of a word or phrase appears in the text of this Agreement, the German translation of such word or phrase shall prevail.

1.4	This Agreement amends the Security Agreements on the terms set forth herein, and, for the purposes of interpretation, is hereby incorporated into the Security Agreements as of the date hereof and shall form a part thereof.

1.5	In this Agreement capitalised terms not otherwise defined herein shall have the meaning attributed thereto (including in the recitals) in the Security Agreements.

2.	CONFIRMATION AND AMENDMENTS

2.1	The Collateral Agent and each Security Grantor hereby agree that
(a)	recital (A) of each Security Agreement entered into between the Collateral Agent and that Security Grantor shall be amended by replacing it in its entirety with the following wording:

“(A)	Pursuant to a USD 1,155,000,000 and EUR 330,000,000 multi-currency term and revolving credit agreement dated 5 November 2009 (as amended by an amendment agreement dated 21 January 2010 and by the Amendment No. 2 and Incremental Assumption Agreement (as defined below) and by the Amendment No. 3 and Incremental Assumption Agreement (as defined below)) between, inter alia, the parties listed in Part 1 of Schedule 1 hereto as original borrowers (the “Original Borrowers”), the parties listed in Part 2 of Schedule 1 hereto as original guarantors (the “Original Guarantors”), Credit Suisse AG, Cayman Islands branch (formerly Credit Suisse, Cayman Islands branch) as administrative agent and others (as further amended, varied, novated, supplemented, superseded or extended from time to time, the “Credit Agreement”), certain lenders (together the “Original Lenders”) have granted certain facilities to the Original Borrowers and certain other entities which may accede or may have acceded to the Credit Agreement as additional borrowers.”

(b)	The current wording of recital (D) of each Security Agreement entered into between the Collateral Agent and that Security Grantor shall be deleted and replaced by the following wording:

“(D) Pursuant to an amendment No. 3 and incremental term loan assumption agreement relating to the Credit Agreement dated 30 September 2010 between, inter alia, the Current Borrowers, the Current Guarantors, Credit Suisse AG, Cayman Islands branch (formerly Credit Suisse, Cayman Islands branch) as administrative agent and others (the “Amendment No. 3 and Incremental Assumption Agreement”) the Credit Agreement has been amended to, inter alia, increase the incremental term facilities from an amount of USD 1,550,000,000 to an amount of USD 2,770,000,000.”

(c)	The following wording shall be inserted as recital (E) of each Security Agreement entered into between the Collateral Agent and that Security Grantor:

“(E) Pursuant to a secured note indenture dated 15 October 2010 between, inter alia, RGHL Issuer I LLC, RGHL Issuer I Inc., and RGHL Issuer (Luxembourg) I S.A. as escrow issuers (the “Escrow Issuers”), The Bank of New York Mellon as indenture trustee, The Bank of New York Mellon, London Branch as principal paying agent, The Bank of New York Mellon as collateral agent and Wilmington Trust (London) Limited as collateral agent (as amended, varied, novated, supplemented, superseded or extended from time to time, the “New Secured Note Indenture”), the Escrow Issuers have issued secured notes due 2019 in the aggregate principal amount of USD 1,500,000,000 in escrow (the “New Secured Notes”). In connection with the release from escrow of the proceeds of the New Secured Notes the Escrow Issuers are merging with and into, or otherwise transferring all of their assets and liabilities to, the Issuers, with each of the Issuers surviving the applicable mergers or other transfers and assuming by operation of law the obligations of the applicable Escrow Issuers with respect to the New Secured Note Indenture and the New Secured Notes. At this time certain affiliates of the Issuers listed in Part 4 of Schedule 1 as new secured note guarantors (the “Original New Secured Note Guarantors”) will accede to the New Secured Note Indenture.”

(d)	Clause 1.1 of each Security Agreement entered into between the Collateral Agent and that Security Grantor shall be amended by:
(i)	inserting the following new definitions at the appropriate place within the alphabetical order with the following wording:

““New Secured Note Documents” shall mean the New Secured Note Indenture, the New Secured Note Guarantees, the New Secured Notes, the Intercreditor Arrangements, any security document relating to the New Secured Notes and/or the New Secured Note Indenture and any other document that may be entered into pursuant to any of the foregoing.”

““New Secured Note Guarantees” shall mean the guarantees of the obligations of the Issuers under the New Secured Notes and the New Secured Note Indenture by the New Secured Note Guarantors.”

““New Secured Note Guarantors” means the Original New Secured Note Guarantors and any entity which may accede to the New Secured Note Indenture as additional guarantor.”

““New Secured Note Holders” shall mean the holders from time to time of the New Secured Notes.”

““New Secured Notes Indenture Trustee” shall mean The Bank of New York Mellon, in its capacity as indenture trustee under the New Secured Note Indenture and any successor appointed as indenture trustee under the New Secured Notes Indenture.”

(ii)	adding the words “and the New Secured Note Documents” after the words “Senior Secured Note Document” in the definition of “Credit Documents”.

(iii)	adding the words “and/or Section 6.01 of the New Secured Note Indenture” after the words “ Section 6.01 of the Senior Secured Note Indenture” in the definition of “Default” where such Security Agreement contains a definition of Default.

(iv)	adding the words “and/or the New Secured Note Indenture” after the words “Senior Secured Note Indenture” in the definition of “Event of Default”.

(v)	adding the words “and the Original New Secured Note Guarantors” after the words “Senior Secured Note Guarantors” in the definition of “Grantors”.

(vi)	replacing the number “1,550,000,000” with the number “2,770,000,000” in the definition of “Incremental Assumption Agreement” in each Security Agreement.

(vii)	adding the words “the Amendment No. 3 and Incremental Assumption Agreement,” after the words “the Amendment No. 2 and Incremental Assumption Agreement,” in the definition of “Loan Documents” in each Security Agreement.

(viii)	adding the words “the New Secured Note Holders,” after the words “Senior Secured Note Holders,” and the words “the New Secured Notes Indenture

Trustee,” after the words “Indenture Trustee,” in the definition of “Secured Parties”.

(ix)	adding the words “the New Secured Notes Indenture” after the words “Senior Secured Note Indenture” in the definition of “Principal Finance Documents”.

(x)	The definition of “Existing Intercreditor Agreement” of each Security Agreement entered into between the Collateral Agent and that Security Grantor shall be amended by replacing it in its entirety with the following wording:

““Existing Intercreditor Agreement” means the existing intercreditor agreement dated 11 May 2007 (as amended by a letter dated 21 June 2007 and a further letter dated 29 June 2007, as amended and restated on 5 November 2009 and as further amended on 5 November 2010) between, inter alia, Beverage Packaging Holdings (Luxembourg) I S.A., Rank Group Holdings Limited (now Reynolds Group Holdings Limited), Beverage Packaging Holdings (Luxembourg) II S.A., Beverage Packaging Holdings (Luxembourg) III S.à r.l., Credit Suisse AG (formerly Credit Suisse) as security trustee and others.”

(xi)	The definition of “Local Facility Provider” of each Security Agreement entered into between the Collateral Agent and that Security Grantor shall be amended by replacing it in its entirety with the following wording:

““Local Facility Provider” means HSBC Trinkaus & Burkhardt AG, Deutsche Bank AG, Commerzbank Aktiengesellschaft and Hong Kong and Shanghai Banking Corporation Ltd., Thailand, Bank of America, N.A., Canada Branch, FIA Card Services, N.A., Citibank N.A., Citibank (China) Co., Ltd., Banco Nacional de Mexico, S.A., Integrante del Grupo Financiero Banamex, Bank of America, N.A., provided in each case it has become a party to, or by execution of an additional bank secured party acknowledgment has agreed to be bound by the terms of, the First Lien Intercreditor Agreement in its capacity as local facility provider.”
(e)	The list set out in Part 4 of Schedule 1 of this Agreement shall be inserted as Part 4 of Schedule 1 “List of Original New Secured Note Guarantors” in each Security Agreement entered into between the Collateral Agent and that Security Grantor.

2.2	The Collateral Agent and each Security Grantor hereby agree that any reference in the Security Agreement to which they are a party to the term “Obligations” shall be read and construed as reference to the Obligations as amended by this Agreement.

2.3	The Collateral Agent and each Security Grantor hereby agree that the Security Agreements to which they are a party shall continue to secure the Obligations as amended by this Agreement.

2.4	The Collateral Agent and each Security Grantor hereby confirm, in respect of the Security Agreements to which they are a party, that any reference in each of the agreements to the term “Credit Agreement” shall be read and construed as a reference to the Original Credit Agreement as amended, varied, novated, supplemented, superseded or extended from time to time, including pursuant to the Amendment No. 3 and Incremental Assumption Agreement.

2.5	The Collateral Agent and each Security Grantors confirm that the obligations secured under the Security Agreements to which they are a party shall include the prompt and complete satisfaction of any and all Obligations (as defined in the Amended Security Agreements) (present and future, actual and contingent) which are (or are expressed to be) or become owing by the Grantors (or any of them) to the Secured Parties (or any of them) under or in connection with the Amended Credit Agreement, and the other Credit Documents (as such term is defined in the Amended Security Agreements in accordance with Clause 2.1 above) (including, but not limited to, the Amendments).

3.	CONTINUITY AND FURTHER ASSURANCE

3.1	The Collateral Agent and the Security Grantors confirm and agree that (i) save as amended by this Agreement, all provisions of the Security Agreements shall remain unchanged, (ii) the validity and effectiveness of the provisions of the Security Agreements shall remain unaffected by this Agreement, to the extent not amended by this Agreement (iii) the validity and effectiveness of the security interests created under the Security Agreements shall not be affected by this Agreement; and (iv) such security interests shall continue to secure the Obligations (as defined in the Amended Security Agreements). For the avoidance of doubt, the provisions in each Swiss Grantor Security Agreement relating to the limitations on enforcement of the security granted thereunder and the application of proceeds of an enforcement of such security shall not be affected by the amendments pursuant to this Agreement.

3.2	The Security Grantors shall, at the reasonable request of the Security Agent and at the Security Grantors’ expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

3.3	The Collateral Agent and each Security Grantor agree that this Agreement shall constitute a “Security Document” for the purposes of the First Lien Intercreditor Agreement (and for no other purpose) and that, all rights, duties, privileges, protections and benefits of the Collateral Agent set forth in the Amended Security Agreements are hereby incorporated by reference.

4.	PARTIAL INVALIDITY

If at any time, any one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent necessary without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof or of such provisions in any other jurisdiction. The invalid, illegal, or unenforceable provision shall be deemed replaced with a valid, legal or enforceable provision which comes as close as possible to the original intent of the parties and the invalid, illegal or unenforceable provision. Should a gap (Regelungslücke) become evident in this Agreement, such gap shall, without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof, be deemed to be filled with such provision as comes as close as possible to the original intent of the parties.

5.	AMENDMENTS

Changes and amendments to this Agreement including this Clause 5 shall be made in writing.

6.	APPLICABLE LAW; JURISDICTION

6.1	This Agreement is governed by the laws of the Federal Republic of Germany.

6.2	The place of jurisdiction for any and all disputes arising under or in connection with this Agreement shall be the district court (Landgericht) in Frankfurt am Main. The Collateral Agent, however, shall also be entitled to take action against the respective Security Grantor in any other court of competent jurisdiction. Further, the taking of proceedings against the Security Grantor in any one or more jurisdictions shall not preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

7.	CONCLUSION OF THE AGREEMENT (VERTRAGSSCHLUSS)

7.1	The parties to this Agreement may choose to conclude this Agreement by an exchange of signed signature page(s), transmitted by means of telecommunication (telekommunikative Übermittlung) by fax or attached as an electronic photocopy (pdf, tif, etc.) to an e-mail.

7.2	If the parties to this Agreement choose to conclude this Agreement pursuant to sub-Clause 7.1 above, they will transmit the signed signature page(s) of this Agreement to the attention of Philipp Kropatscheck or Julia Eggert (Philipp.Kropatscheck@cliffordchance.com or Julia.Eggert@cliffordchance.com, fax: +49 69 7199 4000) (each a “Recipient”). The Agreement will be considered concluded once any of the Recipients has actually received the signed signature page(s) (Zugang der Unterschriftsseite(n)) from all parties to this Agreement and at the time of the receipt of the last outstanding signature page(s).

7.3	For the purposes of this Clause 7 only, the parties to this Agreement appoint each Recipient individually as their attorney (Empfangsvertreter) and expressly allow (gestatten) each Recipient to collect the signed signature page(s) from all and for all parties to this Agreement. For the avoidance of doubt, the Recipients will have no further duties connected with their position as Recipient. In particular, the Recipients may assume the conformity to the authentic original(s) of the signature page(s) transmitted to it by means of telecommunication, the genuineness of all signatures on the original signature page(s) and the signing authority of the signatories.

SCHEDULE 1
LIST OF CURRENT BORROWERS, CURRENT GUARANTORS, CURRENT
SENIOR SECURED NOTE GUARANTORS
PART 1
THE CURRENT BORROWERS
SIG Euro Holding AG & Co. KGaA
Closure Systems International Holdings Inc.
Closure Systems International B.V.
SIG Austria Holding GmbH
Reynolds Consumer Products Holdings Inc.
Reynolds Group Holdings Inc.
Reynolds Acquisition Corporation
PART 2
THE CURRENT GUARANTORS
Whakatane Mill Australia Pty Limited
SIG Combibloc GmbH & Co KG
SIG Combibloc GmbH
SIG Beverages Brasil Ltda
SIG Combibloc do Brasil Ltda
Closure Systems International (Brazil) Sistemas de Vedação Ltda
CSI Latin American Holdings Corporation
Closure Systems International (Canada) Limited
Evergreen Packaging Canada Limited
Reynolds Food Packaging Canada Inc.

CSI Closure Systems Manufacturing de Centro America, S.R.L.
SIG Holdings (UK) Limited
SIG Combibloc Limited
Closure Systems International (UK) Limited
Reynolds Consumer Products (UK) Limited
Reynolds Subco (UK) Limited
Kama Europe Limited
Ivex Holdings, Ltd.
SIG Beverages Germany GmbH
SIG Combibloc Holding GmbH
SIG Vietnam Beteiligungs GmbH
SIG Combibloc GmbH
SIG Combibloc Systems GmbH
SIG Combibloc Zerspanungstechnik GmbH
SIG Information Technology GmbH
SIG International Services GmbH
Closure Systems International Holdings (Germany) GmbH
Closure Systems International Deutschland GmbH
SIG Asset Holdings Limited
Closure Systems International (Hong Kong) Limited
SIG Combibloc Ltd
Evergreen Packaging (Hong Kong) Limited
Closure Systems International Holdings (Hungary) Kft.
CSI Hungary Gyártó és Kereskedelmi Kft. (aka CSI Hungary)
Closure Systems International Holdings (Japan) KK

Closure Systems International Japan, Limited
Beverage Packaging Holdings (Luxembourg) I S.A.
Beverage Packaging Holdings (Luxembourg) III S.à r.l.
SIG Finance (Luxembourg) S.à r.l.
Closure Systems International (Luxembourg) S.à r.l.
Reynolds Consumer Products (Luxembourg) S.à r.l.
Evergreen Packaging (Luxembourg) S.à r.l.
Reynolds Group Issuer (Luxembourg) S.A.
Bienes Industriales del Norte S.A. de C.V.
CSI en Ensenada, S. de R.L. de C.V.
CSI en Saltillo, S. de R.L. de C.V.
CSI Tecniservicio, S. de R.L. de C.V.
Grupo CSI de Mexico, S. de R.L. de C.V.
Tecnicos de Tapas Innovativas S.A. de C.V.
Evergreen Packaging Mexico, S. de R.L. de C.V.
Reynolds Metals Company de Mexico, S. de R.L. de C.V.
Maxpack, S. de R.L. de C.V.
Reynolds Consumer Products International B.V.
Evergreen Packaging International B.V.
Reynolds Packaging International B.V.
Reynolds Group Holdings Limited
Whakatane Mill Limited
SIG Combibloc Group AG
SIG Technology AG
SIG allCap AG

SIG Combibloc (Schweiz) AG
SIG Schweizerische Industrie-Gesellschaft AG
SIG Combibloc Procurement AG
SIG Reinag AG
SIG Combibloc Ltd.
SIG Holding USA Inc.
SIG Combibloc Inc.
Closure Systems International Americas Inc.
Closure Systems International Inc.
Reynolds Packaging Machinery Inc.
Closure Systems Mexico Holdings LLC
CSI Mexico LLC
CSI Sales & Technical Services Inc.
Bakers Choice Products, Inc.
Reynolds Consumer Products Inc.
Reynolds Foil Inc.
Reynolds Services Inc.
Blue Ridge Holding Corp.
Blue Ridge Paper Products Inc.
Evergreen Packaging International (US) Inc.
Evergreen Packaging Inc.
Evergreen Packaging USA Inc.
Reynolds Packaging, Inc.
Reynolds Packaging LLC
Reynolds Packaging Kama Inc.

Reynolds Food Packaging LLC
Reynolds Flexible Packaging Inc.
Southern Plastics, Inc.
Ultra Pac, Inc.
BRPP, LLC
Reynolds Group Issuer Inc.
Reynolds Group Issuer LLC
PART 3
THE CURRENT SENIOR SECURED NOTE GUARANTORS
Whakatane Mill Australia Pty Limited
SIG Austria Holding GmbH
SIG Combibloc GmbH & Co KG
SIG Combibloc GmbH
SIG Beverages Brasil Ltda
SIG Combibloc do Brasil Ltda
Closure Systems International (Brazil) Sistemas de Vedação Ltda
CSI Latin American Holdings Corporation
Closure Systems International (Canada) Limited
Evergreen Packaging Canada Limited
Reynolds Food Packaging Canada Inc.
CSI Closure Systems Manufacturing de Centro America, S.R.L.
SIG Holdings (UK) Limited
SIG Combibloc Limited
Closure Systems International (UK) Limited

Reynolds Consumer Products (UK) Limited
Reynolds Subco (UK) Limited
Kama Europe Limited
Ivex Holdings, Ltd.
SIG Euro Holding AG & Co. KGaA
SIG Beverages Germany GmbH
SIG Combibloc Holding GmbH
SIG Vietnam Beteiligungs GmbH
SIG Combibloc GmbH
SIG Combibloc Systems GmbH
SIG Combibloc Zerspanungstechnik GmbH
SIG Information Technology GmbH
SIG International Services GmbH
Closure Systems International Holdings (Germany) GmbH
Closure Systems International Deutschland GmbH
SIG Asset Holdings Limited
Closure Systems International (Hong Kong) Limited
SIG Combibloc Ltd
Evergreen Packaging (Hong Kong) Limited
Closure Systems International Holdings (Hungary) Kft.
CSI Hungary Gyártó és Kereskedelmi Kft. (aka CSI Hungary)
Closure Systems International Holdings (Japan) KK
Closure Systems International Japan, Limited
Beverage Packaging Holdings (Luxembourg) I S.A.
Beverage Packaging Holdings (Luxembourg) III S.à r.l.

SIG Finance (Luxembourg) S.à r.l.
Closure Systems International (Luxembourg) S.à r.l.
Reynolds Consumer Products (Luxembourg) S.à r.l.
Evergreen Packaging (Luxembourg) S.à r.l.
Bienes Industriales del Norte S.A. de C.V.
CSI en Ensenada, S. de R.L. de C.V.
CSI en Saltillo, S. de R.L. de C.V.
CSI Tecniservicio, S. de R.L. de C.V.
Grupo CSI de Mexico, S. de R.L. de C.V.
Tecnicos de Tapas Innovativas S.A. de C.V.
Evergreen Packaging Mexico, S. de R.L. de C.V.
Reynolds Metals Company de Mexico, S. de R.L. de C.V.
Maxpack, S. de R.L. de C.V.
Closure Systems International B.V.
Reynolds Consumer Products International B.V.
Evergreen Packaging International B.V.
Reynolds Packaging International B.V.
Reynolds Group Holdings Limited
Whakatane Mill Limited
SIG Combibloc Group AG
SIG Technology AG
SIG allCap AG
SIG Combibloc (Schweiz) AG
SIG Schweizerische Industrie-Gesellschaft AG
SIG Combibloc Procurement AG

SIG Reinag AG
SIG Combibloc Ltd.
SIG Holding USA Inc.
SIG Combibloc Inc.
Closure Systems International Americas Inc.
Closure Systems International Inc.
Reynolds Group Holdings Inc.
Reynolds Packaging Machinery Inc.
Closure Systems International Holdings Inc.
Closure Systems Mexico Holdings LLC
CSI Mexico LLC
CSI Sales & Technical Services Inc.
Bakers Choice Products, Inc.
Reynolds Consumer Products Holdings Inc.
Reynolds Consumer Products Inc.
Reynolds Foil Inc.
Reynolds Services Inc.
Blue Ridge Holding Corp.
Blue Ridge Paper Products Inc.
Evergreen Packaging International (US) Inc.
Evergreen Packaging Inc.
Evergreen Packaging USA Inc.
Reynolds Packaging, Inc.
Reynolds Packaging LLC
Reynolds Packaging Kama Inc.

Reynolds Food Packaging LLC
Reynolds Flexible Packaging Inc.
Southern Plastics, Inc.
Ultra Pac, Inc.
BRPP, LLC
Reynolds Acquisition Corporation
PART IV
LIST OF ORIGINAL NEW SECURED NOTE GUARANTORS
Whakatane Mill Australia Pty Limited
SIG Beverages Brasil Ltda
SIG Combibloc do Brasil Ltda
Closure Systems International (Brazil) Sistemas de Vedação Ltda
CSI Latin American Holdings Corporation
Closure Systems International (Canada) Limited
Evergreen Packaging Canada Limited
Reynolds Food Packaging Canada Inc.
CSI Closure Systems Manufacturing de Centro America, S.R.L.
SIG Holdings (UK) Limited
SIG Combibloc Limited
Closure Systems International (UK) Limited
Reynolds Consumer Products (UK) Limited
Reynolds Subco (UK) Limited
Kama Europe Limited

Ivex Holdings, Ltd.
SIG Euro Holding AG & Co. KGaA
SIG Beverages Germany GmbH
SIG Combibloc Holding GmbH
SIG Vietnam Beteiligungs GmbH
SIG Combibloc GmbH
SIG Combibloc Systems GmbH
SIG Combibloc Zerspanungstechnik GmbH
SIG Information Technology GmbH
SIG International Services GmbH
Closure Systems International Holdings (Germany) GmbH
Closure Systems International Deutschland GmbH
SIG Asset Holdings Limited
Closure Systems International (Hong Kong) Limited
SIG Combibloc Ltd
Evergreen Packaging (Hong Kong) Limited
Closure Systems International Holdings (Hungary) Kft.
CSI Hungary Gyártó és Kereskedelmi Kft. (aka CSI Hungary)
Closure Systems International Holdings (Japan) KK
Closure Systems International Japan, Limited
Beverage Packaging Holdings (Luxembourg) I S.A.
Beverage Packaging Holdings (Luxembourg) III S.à r.l.
SIG Finance (Luxembourg) S.à r.l.
Closure Systems International (Luxembourg) S.à r.l.
Reynolds Consumer Products (Luxembourg) S.à r.l.

Evergreen Packaging (Luxembourg) S.à r.l.
Bienes Industriales del Norte S.A. de C.V.
CSI en Ensenada, S. de R.L. de C.V.
CSI en Saltillo, S. de R.L. de C.V.
CSI Tecniservicio, S. de R.L. de C.V.
Grupo CSI de Mexico, S. de R.L. de C.V.
Tecnicos de Tapas Innovativas S.A. de C.V.
Evergreen Packaging Mexico, S. de R.L. de C.V.
Reynolds Metals Company de Mexico, S. de R.L. de C.V.
Maxpack, S. de R.L. de C.V.
Closure Systems International B.V.
Reynolds Consumer Products International B.V.
Evergreen Packaging International B.V.
Reynolds Packaging International B.V.
Reynolds Group Holdings Limited
Whakatane Mill Limited
SIG Combibloc Group AG
SIG Technology AG
SIG allCap AG
SIG Combibloc (Schweiz) AG
SIG Schweizerische Industrie-Gesellschaft AG
SIG Combibloc Procurement AG
SIG Reinag AG
SIG Holding USA Inc.
SIG Combibloc Inc.

Closure Systems International Americas Inc.
Closure Systems International Inc.
Reynolds Group Holdings Inc.
Reynolds Packaging Machinery Inc.
Closure Systems International Holdings Inc.
Closure Systems Mexico Holdings LLC
CSI Mexico LLC
CSI Sales & Technical Services Inc.
Bakers Choice Products, Inc.
Reynolds Consumer Products Holdings Inc.
Reynolds Consumer Products Inc.
Reynolds Foil Inc.
Reynolds Services Inc.
Blue Ridge Holding Corp.
Blue Ridge Paper Products Inc.
Evergreen Packaging International (US) Inc.
Evergreen Packaging Inc.
Evergreen Packaging USA Inc.
Reynolds Packaging, Inc.
Reynolds Packaging LLC
Reynolds Packaging Kama Inc.
Reynolds Food Packaging LLC
Reynolds Flexible Packaging Inc.
Southern Plastics, Inc.
Ultra Pac, Inc.

BRPP, LLC
Reynolds Acquisition Corporation

     SIGNATURE PAGE
THIS AGREEMENT has been entered into on the date stated at the beginning by:
The Security Grantors
SIG EURO HOLDING AG & CO. KGAA
acting through its general partner (Komplementär) SIG Reinag AG

By:	/s/Mark Dunkley
Name: Mark Dunkley
Title: Authorised Signatory

SIG COMBIBLOC SYSTEMS GMBH
By:	/s/Mark Dunkley
Name: Mark Dunkley
Title: Authorised Signatory

SIG COMBIBLOC HOLDING GMBH
By:	/s/Mark Dunkley
Name: Mark Dunkley
Title: Authorised Signatory

SIG COMBIBLOC GMBH
By:	/s/Mark Dunkley
Name: Mark Dunkley
Title: Authorised Signatory

SIG BEVERAGES GERMANY GMBH
By:	/s/Mark Dunkley
Name: Mark Dunkley
Title: Authorised Signatory

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH

By:	/s/Mark Dunkley
Name: Mark Dunkley
Title: Authorised Signatory

SIG INTERNATIONAL SERVICES GMBH
By:	/s/Mark Dunkley
Name: Mark Dunkley
Title: Authorised Signatory

SIG INFORMATION TECHNOLOGY GMBH
By:	/s/Mark Dunkley
Name: Mark Dunkley
Title: Authorised Signatory

SIG VIETNAM BETEILIGUNGS GMBH
By:	/s/Mark Dunkley
Name: Mark Dunkley
Title: Authorised Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS GERMANY GMBH
By:	/s/Mark Dunkley
Name: Mark Dunkley
Title: Authorised Signatory

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH
By:	/s/Mark Dunkley
Name: Mark Dunkley
Title: Authorised Signatory

SIG COMBIBLOC GROUP AG
By:	/s/Mark Dunkley
Name: Mark Dunkley
Title: Attorney

SIG TECHNOLOGY AG
By:	/s/Mark Dunkley
Name: Mark Dunkley
Title: Attorney

The Collateral Agent THE BANK OF NEW YORK MELLON
By:	/s/Catherine F. Donohue
Name: Catherine F. Donohue
Title: Vice President